Measures in the Argentine economy (Details Narrative)	12 Months Ended
Dec. 31, 2024
Measures In Argentine Economy
Description of structure of staggered income tax rates	the applicable scale was as follows: 25% on accumulated taxable net income of up to ARS 34.7 million; 30% on the excess of such amount up to ARS 347 million; and 35% on the excess of such amount. Meanwhile, for fiscal year 2025, the applicable scale is as follows: 25% on accumulated taxable net income of up to ARS 101.7 million; 30% on the excess of such amount up to ARS 1,016.8 million; and 35% on the excess of such amount.